                                                                    EXHIBIT 10.9

                                   AMENDMENT
                                       TO
                                 LOAN AGREEMENT
                                     AMONG
                    THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                                      AND
                                 LABARGE, INC.,
                             LABARGE/STC, INC., AND
                             LABARGE WIRELESS, INC.


         This AMENDMENT to LOAN AGREEMENT (the "Amendment") is entered into as of March 20, 1997, LABARGE, INC., LABARGE/STC, INC., and LABARGE WIRELESS, INC. (collectively and separately, "Borrower") and THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, a national banking association ("Bank").

                                   RECITALS:

A. Borrower and Bank are party to that certain Loan Agreement dated as of June 25, 1996, (as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time, the "Loan Agreement").

B. Borrower has requested that Bank release its Security Interests in the property of Borrower, extend the Maturity Date of the Loans, increase the amount of the Term Commitment, and make certain other changes to the provisions of the Loan Agreement. Bank is willing to do so subject to, and in reliance upon, the terms and conditions contained herein.

C. Borrower and Bank desire to amend the Loan Agreement upon the terms and conditions hereinafter set forth.

         Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and Bank hereby amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

2. EFFECTIVE DATE OF AMENDMENTS; UP-FRONT FEE. This Amendment shall become effective as of March 20, 1997, provided that Borrower has paid to Lender an up-front fee of $10,000 in consideration of the increase in the Term Commitment provided by this Amendment and has executed and delivered to Lender an Allonge to the Term Note dated the effective date and in form of Exhibit A hereto.

3.       AMENDMENTS TO LOAN AGREEMENT.

         3.1. LIMITATION ON REVOLVING ADVANCES. Section 3.1.2 of the Loan Agreement is hereby amended by deleting the final sentence and replacing it with the following:

                 "On any date when the ratio of Borrower's Funded Debt to EBITDA for the fiscal quarter most recently ended, calculated in accordance with Section 16.6 of this Agreement, exceeds 1.5 to 1.0, the "Maximum Available Amount" for any Revolving Advance shall be a Dollar amount equal to (i) the lesser of the Revolving Commitment or the Borrowing Base on such date, minus (ii) the Letter of Credit Exposure (except to the extent that such Revolving Advance will be used immediately to reimburse Lender for unreimbursed draws on a Letter of Credit). On any date when the ratio of Borrower's Funded Debt to EBITDA for the fiscal quarter most recently ended, calculated in accordance with Section 16.6 of this Agreement, is equal to or less than 1.5 to 1.0, the "Maximum Available Amount" for any Revolving Advance shall be a Dollar amount equal to (i) the Revolving Commitment, minus (ii) the Letter of Credit Exposure (except to the extent that such Revolving Advance will be used immediately to reimburse Lender for unreimbursed draws on a Letter of Credit)."

         3.2. ELIGIBLE ACCOUNTS. Section 3.1.5 of the Loan Agreement is hereby amended by replacing the text of subsections (i) and (v) with the words "intentionally omitted" and deleting from subsection (vii) the words "and any other steps necessary to perfect lender's Security Interest".

         3.3. ELIGIBLE INVENTORY. Section 3.1.6 of the Loan Agreement is hereby amended by replacing the text of subsection (ii) with the words "intentionally omitted."

         3.4. TERM LOAN. Section 3.2.1 of the Loan Agreement is hereby amended by replacing the amount of $3,000,000 with the amount of $4,000,000.

         3.5. CBR DECREMENTS AND LIBOR INCREMENTS. Section 4.3 of the Loan Agreement is hereby amended by deleting the table and replacing it with the following table:

           If the ratio of Funded Debt to         the LIBOR Increment    the CBR Decrement shall
           EBITDA is:                                       shall be:                        be:

           Greater than or equal to 2.50                        2.50%                     -0.00%
           to 1.00

           less than 2.50 to 1.00 and                           2.00%                     -0.25%
           greater than or equal to 2.00
           to 1.00

           less than 2.00 to 1.00 and                           1.75%                     -0.50%
           greater than or equal to 1.75
           to 1.00

           less than 1.75 to 1.00 and                           1.25%                     -1.00%
           greater than or equal to 1.50
           to 1.00

           less than 1.50 to 1.00 and                           1.00%                     -1.25%
           greater than or equal to 1.25
           to 1.00

           less than 1.25 to 1.00                               0.75%                     -1.50%

         3.6. COMMITMENT FEE. Section 5.2 of the Loan Agreement is hereby amended by deleting the table and replacing it with the following table:

           If the ratio of Funded Debt to          The Commitment Fee
           EBITDA is:                            Percentage shall be:


           Greater than or equal to 2.50                       0.375%
           to 1.00

           less than 2.50 to 1.00 and                          0.300%
           greater than or equal to 2.00
           to 1.00

           less than 2.00 to 1.00 and                          0.250%
           greater than or equal to 1.75
           to 1.00

           less than 1.75 to 1.00                              0.200%

         3.7. MATURITY DATE. Section 6.1 of the Loan Agreement is hereby amended by replacing the date July 1, 1999 with the date February 1, 2001.

         3.8.    PRINCIPAL PAYMENTS ON TERM LOAN BEFORE MATURITY DATE.  Section
6.3 of the Loan Agreement is hereby amended by deleting the second sentence replacing it with the following:

         "The amount of each principal installment shall be $250,000 commencing with the installment due on the last day of June, 1997."

         3.9. SECURITY. The text of Section 9 of the Loan Agreement (and each of its subsections) is hereby deleted and replaced with the following:
"Intentionally Omitted."

         3.10. PERFECTION OF SECURITY INTERESTS. Section 10.1.4 of the Loan Agreement is hereby deleted.

         3.11. ENCUMBRANCES. The text of Section 12.19 of the Loan Agreement is hereby deleted and replaced with the words "Intentionally Omitted."

         3.12. REAL PROPERTY. The last sentence of Section 12.26 of the Loan Agreement is hereby deleted.

         3.13. STATE OF COLLATERAL AND OTHER PROPERTY. Section 12.27 of the Loan Agreement is hereby by deleting the sentence which begins with the words "There are no Security Interests" and by deleting the word "Collateral" from the penultimate sentence.

         3.14. ACCOUNTS. Section 12.27.1 of the Loan Agreement is hereby amended by replacing the text of subsection (viii) with the words
"intentionally omitted".

         3.15. INVENTORY. Section 12.27.2 of the Loan Agreement is hereby amended by deleting the words "except for the first priority, perfected Security Interest granted to Lender and except for existing Permitted Security Interests" from subsection (ii).

         3.16. EQUIPMENT. Section 12.27.3 of the Loan Agreement is hereby amended by deleting the words "except for the first priority, perfected Security Interest granted to Lender and" from subsection (ii).

         3.17. INTELLECTUAL PROPERTY. Section 12.27.4 of the Loan Agreement is hereby amended by deleting the words ", except for the applicable Collateral Assignment" from subsection (ii).

         3.18. DOCUMENTS, INSTRUMENTS, AND CHATTEL PAPER. Section 12.27.5 of the Loan Agreement is hereby amended by deleting the words "describing, evidencing or constituting Collateral" and the words "free and clear of all Security Interests".

         3.19. CHIEF PLACE OF BUSINESS. Section 12.28.3 of the Loan Agreement is hereby deleted.

         3.20. NEGATIVE PLEDGES. The text of Section 12.29 of the Loan Agreement is hereby deleted and replaced with the words: "Intentionally Omitted".

         3.21. SECURITY DOCUMENTS. The text of Section 12.30 of the Loan Agreement is hereby deleted and replaced with the words: "Intentionally Omitted".

         3.22. USE OF PROCEEDS. The text of Section 14.1 of the Loan Agreement is hereby replaced with the words "All proceeds of the Loans shall be used by Borrower solely for working capital".

         3.23. MAINTENANCE OF PROPERTY AND LEASES. Section 14.3 of the Loan Agreement is hereby amended by deleting the last two sentences.

         3.24. PAYMENT OF TAXES AND OTHER OBLIGATIONS. Section 14.5 of the Loan Agreement is hereby amended by deleting the words "the Collateral or its other" in both places where they appear.

         3.25. MAINTENANCE OF SECURITY INTERESTS. The text of Section 14.11 (and each of its subsections) is hereby deleted and replaced with the following: "Intentionally Omitted."

         3.26. BORROWING BASE CERTIFICATE. Section 14.14 of the Loan Agreement is hereby amended by inserting the following after the words "of each month" in the second line: "while the ratio of Borrower's Funded Debt to EBITDA calculated as of the end of any fiscal quarter in accordance with Section 16.6 of this Agreement, exceeds 1.5 to 1.0".

         3.27. PERMITTED ACQUISITIONS. Section 15.6 of the Loan Agreement is hereby amended by replacing the text of subsection (vi) with the words "intentionally omitted".

         3.28. MAXIMUM FUNDED DEBT TO EBITDA RATIO. Section 16.6 of the Loan Agreement is hereby amended by replacing the words "shall not be greater than
3.0 to 1.0" with the words "shall not be greater than 2.75 to 1.0."

         3.29.   LOAN DOCUMENTS; SECURITY INTERESTS.  The text of Section
17.1.16 of the Loan Agreement is hereby deleted and replaced with the following: "Intentionally Omitted."

         3.30. NOTICE TO ACCOUNT DEBTORS. The text of Section 17.2.4 of the Loan Agreement is hereby deleted and replaced with the following:
"Intentionally Omitted."

         3.31.   ENTRY UPON PREMISES AND ACCESS TO INFORMATION.  The text of
Section 17.2.5 of the Loan Agreement is hereby deleted and replaced with the following: "Intentionally Omitted."

         3.32. BORROWER'S OBLIGATIONS. The text of Section 17.2.6 of the Loan Agreement is hereby deleted and replaced with the following:
"Intentionally Omitted."

         3.33.   EXERCISE OF RIGHTS AS SECURED PARTY.  The text of Section
17.2.7 of the Loan Agreement (and each of its subsections) is hereby deleted and replaced with the following: "Intentionally Omitted."

         3.34. LENDER'S RIGHT TO CURE. Section 18.1 of the Loan Agreement is hereby amended by deleting the words ", the Collateral or Lenders Security interests therein" and the words "and any other Security Interest upon or with respect to the Collateral" in the first sentence, and by deleting the words ", the repayment of which shall be secured by the Collateral" in the second sentence.

         3.35. SALE OF PARTICIPATIONS. Section 18.4.4 of the Loan Agreement is hereby amended by replacing the text of subsection (iv) with the words "intentionally omitted".

         3.36. PAYMENT OF EXPENSES. Section 18.6 of the Loan Agreement is hereby amended by deleting from the last sentence thereof the words "and are secured by the Collateral".

         3.37. DEFINITIONS. Exhibit 2.1 to the Loan Agreement (Glossary and Index of Defined Terms) is hereby amended as follows: the definition of "Loan Documents" is amended by deleting the words "the Security Documents"; the definition of "Collateral" is hereby deleted; the definitions of all terms that contain the word "Collateral" are hereby deleted; and the definition of "Security Documents" is hereby deleted.

4. REMAINING REFERENCES TO COLLATERAL. In all places in the Loan Agreement where the word "Collateral" or "Real Property Collateral" or "Personal Property Collateral" still remains, such word shall be deemed to mean "the assets of Borrower", "the real property assets of Borrower" and "the personal property assets of Borrower", respectively.

5. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Bank as of the date hereof that (i) this Amendment has been duly authorized by Borrower's Board of Directors, (ii) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Amendment, (iii) this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws related to creditors rights generally or by the application of equity principles, (iv) the representations and warranties in the Loan Agreement are true and correct and have been true and correct at all times since the Effective Date, and (v) there exists no Default or Event of Default under the Loan Agreement, as amended by this Amendment.

6. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Bank under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the security interests of Bank under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended by this Amendment.

7. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Loan Agreement remains in full force and effect, (ii) the Loan Agreement, as amended hereby, is in full force and effect, (iii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, and (iv) Borrower has no claim against Bank arising from or in connection with the Loan Agreement or the other Loan Documents.

8. GOVERNING LAW. This Amendment has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

9. SECTION TITLES. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

10. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

11. INCORPORATION BY REFERENCE. Bank and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

12.      STATUTORY NOTICE.  The following notice is given pursuant to Section
432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND BANK HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND BANK WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.

                       [rest of page intentionally blank]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the date first above written.


LABARGE/STC, INC.                            LABARGE WIRELESS, INC.
by its Pres.                                 by its Pres.

        Craig E. LaBarge                           Craig E. LaBarge
-----------------------------------          ---------------------------------



Notice Address:                              Notice Address:
C/O LaBarge, Inc.                            C/O LaBarge, Inc.
9900A Clayton Road                           9900A Clayton Road
St. Louis, MO  63124                         St. Louis, MO  63124
Attn:    William J. Maender                  Attn:   William J. Maender
FAX # 812-9438                               FAX # 812-9438
TEL # 997-0800                               TEL # 997-0800

LABARGE, INC.                                THE BOATMEN'S NATIONAL BANK OF
by its President                             ST. LOUIS
                                             by its Vice President

        Craig E. LaBarge                           Jeffrey S. Potts
---------------------------------            ---------------------------------
        Craig E. LaBarge                           Jeffrey S. Potts



Notice Address:                              Notice Address:
LaBarge, Inc.                                One Boatmen's Plaza, 12th Floor
9900A Clayton Road                           800 Market Street, LBP 3501
St. Louis, MO  63124                         St. Louis, MO  63101
Attn:    William J. Maender                  Attn:   Jeffrey S. Potts
FAX # 812-9438                               FAX # 466-7783
TEL # 997-0800                               TEL # 466-6061

                                   EXHIBIT A

                          FORM OF ALLONGE TO TERM NOTE

                                    ALLONGE
                                   Term Note

              This ALLONGE is and shall be deemed attached to, made a part of, and incorporated for all purposes in, that certain Term Note, dated June 25, 1996 (the "Instrument"), executed by LaBarge, Inc., LaBarge/STC, Inc., and LaBarge Wireless, Inc. (collectively and separately, "Borrower"), and payable to the order of The Boatmen's National Bank of St. Louis in the original principal amount of Three Million and no/100 Dollars ($3,000,000.00).

              The original principal amount of the Note is hereby increased to Four Million and no/100 Dollars ($4,000,000.00).

              Except as expressly provided herein or in the Loan Agreement, as amended from time to time, all terms and provisions contained in the Instrument remain unchanged and shall continue in full force and effect.

              Dated and effective as of March 20, 1997.

                                          LABARGE, INC.

                                          By:  Craig E. LaBarge
                                              -----------------------------

                                          Name: Craig E. LaBarge
                                                ---------------------------

                                          Title: Pres.
                                                 --------------------------

                                          LABARGE/STC, INC.

                                          By:  Craig E. LaBarge
                                              -----------------------------

                                          Name:
                                                ---------------------------

                                          Title: Pres.


                                          LABARGE WIRELESS, INC.

                                          By:  Craig E. LaBarge
                                              -----------------------------

                                          Name:
                                                ---------------------------

                                          Title: Pres.
                                                 --------------------------

AGREED AND ACCEPTED effective
as of the date above written:

THE BOATMEN'S NATIONAL BANK OF ST. LOUIS






By:           Jeffrey S. Potts
    ------------------------------------
              Jeffrey S. Potts
              Vice President

                                   EXHIBIT B

           Additions to the Disclosure Schedule of the Loan Agreement

If none listed, none.

                                   EXHIBIT A

                          FORM OF ALLONGE TO TERM NOTE

                                    ALLONGE
                                   Term Note

              This ALLONGE is and shall be deemed attached to, made a part of, and incorporated for all purposes in, that certain Term Note, dated June 25, 1996 (the "Instrument"), executed by LaBarge, Inc., LaBarge/STC, Inc., and LaBarge Wireless, Inc. (collectively and separately, "Borrower"), and payable to the order of The Boatmen's National Bank of St. Louis in the original principal amount of Three Million and no/100 Dollars ($3,000,000.00).

              The original principal amount of the Note is hereby increased to Four Million and no/100 Dollars ($4,000,000.00).

              Except as expressly provided herein or in the Loan Agreement, as amended from time to time, all terms and provisions contained in the Instrument remain unchanged and shall continue in full force and effect.

              Dated and effective as of March 20, 1997.

                                          LABARGE, INC.

                                          By:  Craig E. LaBarge
                                              -----------------------------

                                          Name: Craig E. LaBarge
                                                ---------------------------

                                          Title: Pres.
                                                 --------------------------

                                          LABARGE/STC, INC.

                                          By:  Craig E. LaBarge
                                              -----------------------------

                                          Name: Craig E. LaBarge
                                                ---------------------------

                                          Title: Pres.
                                                 --------------------------


                                          LABARGE WIRELESS, INC.

                                          By:  Craig E. LaBarge
                                              -----------------------------

                                          Name: Craig E. LaBarge
                                                ---------------------------

                                          Title: Pres.
                                                 --------------------------


AGREED AND ACCEPTED effective
as of the date above written:

THE BOATMEN'S NATIONAL BANK OF ST. LOUIS






By:           Jeffrey S. Potts
    ------------------------------------
              Jeffrey S. Potts
              Vice President